                                 EXHIBIT 99 (A)

                      BANCFIRST Corporation and Subsidiary
             Unaudited Consolidated Financial Statements as of and
                  for the Three Months Ended December 31, 1993

BANCFIRST CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
DECEMBER 31, 1993 AND SEPTEMBER 30, 1993 (Dollars in Thousands)


                                                                                     DECEMBER 31,     SEPTEMBER 30,
                                                                                        1993             1993
                                                                                    (UNAUDITED)           *

ASSETS
 Cash and cash equivalents                                                           $  3,845         $  2,462
 Investment securities (Note 4):
  Held to maturity (estimated market values of
   $5,553 and $5,553, respectively)                                                     5,205            5,208
  Available for sale (estimated market value of
   $18,299 at September 30, 1993)                                                      17,471           17,573
 Mortgage-backed securities (Note 4):
  Held to maturity (estimated market values of
   $2,817 and $3,163, respectively)                                                     2,727            3,022
  Available for sale (estimated market value of
   $74,615 at September 30, 1993)                                                      76,585           73,275
 Loans receivable (net of allowance for possible loan losses of $1,162)               156,451          152,310
 Mortgage loans, held for sale                                                          4,197            4,263
 Accrued interest receivable:
  Investment securities                                                                   389              410
  Mortgage-backed securities                                                              533              552
  Loans receivable                                                                      1,195            1,221
 Premises and equipment, net                                                            4,831            4,466
 Stock in Federal Home Loan Bank ("FHLB"), at cost                                      1,718            1,696
 Real estate owned and repossessed assets                                                   4
 Prepaid expenses and other assets                                                      1,051              652
                                                                                     --------         --------

TOTAL ASSETS                                                                         $276,202         $267,110
                                                                                     ========         ========

LIABILITIES AND STOCKHOLDERS' EQUITY
 Liabilities:
  Deposits                                                                           $220,448         $217,771
  Borrowed funds                                                                       22,000           17,000
  Advances by borrowers for taxes and insurance                                           528              888
  Accrued interest payable                                                                148              133
  Income taxes                                                                          1,258              717
  Other liabilities                                                                       497              709
                                                                                     --------         --------
         Total liabilities                                                            244,879          237,218
                                                                                     --------         --------
 Stockholders' Equity:
  Serial preferred stock - $.01 par value, authorized
   400,000 shares - none issued
  Capital stock - $.01 par value, 2,600,000 shares
   authorized, 1,784,193 shares issued and outstanding                               $     18         $     18
  Additional paid-in capital                                                           11,184           11,184
  Retained income, substantially restricted                                            19,428           18,690
  Net unrealized appreciation on securities available for sale
   (Note 4)                                                                               693
                                                                                     --------         --------
         Total stockholders' equity                                                    31,323           29,892
                                                                                     --------         --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                           $276,202         $267,110
                                                                                     ========         ========

*Balances derived from audited financial statements.

See notes to consolidated financial statements.


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
BANCFIRST CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME
THREE MONTH PERIODS ENDED DECEMBER 31, 1993 AND 1992
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                      1993            1992
                                                                                           (Unaudited)
INTEREST INCOME:
 Mortgage Loans                                                                      $2,161           $2,431
 Consumer and other loans                                                             1,110            1,021
 Mortgage-backed securities                                                           1,104            1,316
 Investment securities                                                                  387              403
 Other                                                                                   22               23
                                                                                     ------           ------
         Total interest income                                                        4,784            5,194
                                                                                     ------           ------


INTEREST EXPENSE:
 Deposits                                                                             1,924            2,072
 Borrowed funds                                                                         252              207
                                                                                     ------           ------
         Total interest expense                                                      $2,176           $2,279
                                                                                     ------           ------


NET INTEREST INCOME                                                                   2,608            2,915

PROVISION FOR LOAN LOSSES                                                                                 96
                                                                                     ------           ------

NET INTEREST INCOME AFTER PROVISION
 FOR LOAN LOSSES                                                                      2,608            2,819
                                                                                     ------           ------

NONINTEREST INCOME:
 Fees and charges on loans                                                               34               30
 Service fee income on loans sold                                                        17               16
 Fees and service charges on deposit accounts                                           144              131
 Net gain on sale of:
  Mortgage loans                                                                        114                -
  Investment securities                                                                  24               15
 Other                                                                                   89              132
                                                                                     ------           ------
         Total noninterest income                                                       422              324
                                                                                     ------           ------


NONINTEREST EXPENSE:
 Salaries and employee benefits                                                         730              626
 Net occupancy expense                                                                  181              135
 Data processing expense                                                                 38              102
 Insurance premiums                                                                      63              143
 Marketing and public relations                                                         147              120
 Other                                                                                  254              308
                                                                                     ------           ------
         Total noninterest expense                                                    1,413            1,434
                                                                                     ------           ------





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
BANCFIRST CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME
THREE MONTH PERIODS ENDED DECEMBER 31, 1993 AND 1992
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                       1993               1992
                                                                                              (Unaudited)

INCOME BEFORE INCOME TAX EXPENSE                                                     $   1,617        $   1,709

INCOME TAX EXPENSE                                                                         593              694
                                                                                     ---------        ---------

NET INCOME                                                                           $   1,024        $   1,015
                                                                                     =========        =========

AVERAGE COMMON AND COMMON EQUIVALENT
 SHARES OUTSTANDING                                                                  1,845,193        1,821,443
                                                                                     =========        =========

EARNINGS PER SHARE (Note 3)                                                          $    0.56        $    0.56
                                                                                     =========        =========

CASH DIVIDENDS PER SHARE                                                             $    0.16        $    0.15
                                                                                     =========        =========

See notes to consolidated financial statements.





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
BANCFIRST CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (UNAUDITED)
THREE MONTH PERIODS ENDED DECEMBER 31, 1993 AND 1992
(Dollars in Thousands)

                                                                                                Net
                                                                                             Unrealized
                                                                            Retained        Appreciation
                                                         Additional         Income -        on Securities          Total
                                        Capital           Paid-In         Substantially       Available        Stockholders'
                                         Stock            Capital          Restricted         for Sale            Equity

  FOR THE THREE MONTH PERIOD
   ENDED DECEMBER 31, 1993
   (UNAUDITED):

  Balance at September 30, 1993            $ 18            $ 11,184          $ 18,690                -              $ 29,892
  Change in unrealized appreciation
  on securities available for sale, net
  of related income tax effect                                                                   $ 693                   693

  Cash dividends                                                                 (286)                                  (286)

  Net income for the quarter ended
  December 31, 1993                                                             1,024                                  1.024
                                           ----            --------          --------            -----              --------


  Balance at December 31, 1993             $ 18            $ 11,184          $ 19,428            $ 693              $ 31,323
                                           ====            ========          ========            =====              ========

  FOR THE THREE MONTH PERIOD
   ENDED DECEMBER 31, 1992
   (UNAUDITED):

  Balance at September 30, 1992            $ 18            $ 11,075          $ 15,705                               $ 26,798

  Cash dividends                                                                 (266)                                  (266)

  Net income for the quarter
   ended December 31, 1992                                                      1,015                                  1,015
                                           ----            --------          --------                               --------

  Balance at December 31, 1992             $ 18            $ 11,075          $ 16,454                               $ 27,547
                                           ====            ========          ========                               ========

See notes to consolidated financial statements.





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
BANCFIRST CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
THREE MONTH PERIODS ENDED DECEMBER 31, 1993 AND 1992
(DOLLARS IN THOUSANDS)

                                                                                     1993               1992
                                                                                          (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                                                       $   1,024         $   1,015
 Adjustments to reconcile net income to net cash
  provided by operating activities:
   Provision for loan losses                                                                               96
   Provision for depreciation                                                            97                70
   Accretion of discounts                                                               (17)              (17)
   Amortization of premiums                                                             161                92
   Net unrealized loss on loans held for sale                                             7
   Gain on sale of investment securities                                                (24)              (15)
   Loans originated for resale                                                         (392)           (1,043)
   Proceeds from sale of loans                                                          392             1,043
   Gain on sale of loans                                                               (123)
   (Increase) decrease in real estate owned                                              (4)               91
   (Increase) in other assets                                                          (355)             (177)
   (Decrease) in other liabilities                                                      (16)             (132)
                                                                                  ---------         ---------
         Net cash provided by (used in) operating activities                            750             1,023
                                                                                  ---------         ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Proceeds from sales of investment securities                                         2,472             1,166
 Purchases of investment securities                                                  (2,000)
 Loan originations                                                                  (22,869)          (19,173)
 Mortgage-backed securities purchased                                               (15,756)           (1,504)
 Proceeds from sale of mortgage-backed securities                                     5,496
 Principal collections on loans                                                      18,728            16,594
 Principal collections on mortgage-backed securities                                  7,633             5,774
 Purchases of premises and equipment                                                   (462)             (714)
                                                                                  ---------         ---------
         Net cash provided by (used in) investing activities                         (6,758)            2,143
                                                                                  ---------         ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Net increase in deposits                                                             2,677             1,416
 Cash dividends paid                                                                   (286)             (266)
 Proceeds from (payments on) FHLB advances                                            5,000            (2,000)
                                                                                  ---------         ---------
         Net cash provided by (used in) financing activities                          7,391              (850)
                                                                                  ---------         ---------





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
BANCFIRST CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
THREE MONTH PERIODS ENDED DECEMBER 31, 1993 AND 1992
(DOLLARS IN THOUSANDS)

                                                                                    1993               1992
                                                                                          (Unaudited)

INCREASE IN CASH AND CASH EQUIVALENTS                                               $  1,383         $  2,316

CASH AND CASH EQUIVALENTS AT
 BEGINNING OF PERIOD                                                                   2,462            3,486
                                                                                    --------         --------

CASH AND CASH EQUIVALENTS AT
 END OF PERIOD:                                                                     $  3,845         $  5,802
                                                                                    ========         ========
SUPPLEMENTAL INFORMATION FOR
 CASH FLOW:
  Cash payments of interest                                                         $  2,161         $  2,414
                                                                                    ========         ========

  Cash payments of income taxes                                                     $     40         $    150
                                                                                    ========         ========

  Unrealized appreciation on securities
   available for sale, net of related income tax effect                             $    693
                                                                                    ========


See notes to consolidated financial statements.





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
BANCFIRST CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. The preceding consolidated financial statements include the accounts of BANCFIRST Corporation (formerly ALAFIRST Bancshares, Inc.), and its wholly-owned subsidiary, BANKFIRST, a federal savings bank, (collectively "the Bank").

2. The preceding consolidated financial statements at December 31, 1993 and for the three month periods ended December 31, 1993 and 1992 have been prepared in accordance with instructions pursuant to Form 10-Q Quarterly Report. The consolidated financial statements are unaudited but, in the opinion of Management, reflect all accruals and adjustments necessary for a fair presentation of the Bank's financial position and results of its operations and its cash flows at the dates and for the periods indicated. All such adjustments are of a normal recurring nature. The results of operations for the three months ended December 31, 1993 are not necessarily indicative of results to be expected for the entire fiscal year of 1994.

3. Earnings per share is based on the weighted average number of shares plus equivalent shares outstanding. The dilutive effect of shares issuable under stock options is immaterial.

4. Statement of Financial Accounting Standards (SFAS") Number 114, Accounting by Creditors for Impairment of a Loan and SFAS Number 115, Accounting for Certain Investment in Debt and Equity Securities were issued in May, 1993. SFAS Number 114 addresses the accounting by creditors for impairment of certain loans and applies to all loans that are restructured in a troubled debt restructuring. It requires that impaired loans be measured based on the present value of expected cash flows discounted at the loan's effective interest rate. This Statement applies to financial statements for fiscal years beginning after December 15, 1994. The Bank has not yet decided if it will elect early adoption of this Statement, and Management cannot estimate the effects of adoption on the financial statements. SFAS Number 115 addresses the accounting and reporting for investments in equity securities that have readily determinable fair values and for all investments in debt securities. Those investments are to be classified in three categories with each having a specified accounting method as to carrying value and recognition of unrealized gains and losses.
         This Statement is effective for fiscal years beginning after December 15, 1993. The Bank has adopted this Statement for fiscal year beginning October 1, 1993. As a result of this adoption, certain investment securities and mortgage-backed securities classified as available for sale are carried at market value, and $693,000 of unrealized appreciation, net of related income tax effect, on securities available for sale is shown as a component of stockholders' equity at December 31, 1993. Prior to this adoption, at September 30, 1993, certain investment securities and mortgage-backed securities classified as held for sale were stated at the lower of cost or market.

5. On January 28, 1994, the Bank and Union Planters Corporation ("UPC"), Memphis, Tennessee, announced the signing of a definitive agreement for UPC to acquire the Bank with an exchange of 1.078 shares of UPC common stock for each share of BANCFIRST common stock. The transaction is subject to regulatory approval and the approval of BANCFIRST's shareholders.





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